UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 10, 2007

Date of Report (Date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Appointments for Norm Hilgendorf and Gerald Quinnell

On July 10, 2007, Sirenza Microdevices, Inc. announced the appointment of Norm Hilgendorf to the new position of chief operating officer (COO) reporting to Bob Van Buskirk, president and CEO. Additionally the company announced that Gerald Quinnell, formerly the acting president of its PDI segment, has returned to his prior role as executive vice president, corporate development, reporting to Bob Van Buskirk. Each appointment is effective July 10, 2007.

Prior to this appointment, Norm Hilgendorf, 46, served as the President of Sirenza's SMDI Segment since November 2006. Mr. Hilgendorf served as Sirenza's Chief Strategy Officer from October 2005 to November 2006. Between October 2004 and October 2005, Mr. Hilgendorf served as Sirenza's Vice President, Business Development and Strategic Marketing. From December 2001 to October 2004, Mr. Hilgendorf served as Sirenza's Vice President, Sales & Marketing. Mr. Hilgendorf served as Sirenza's Marketing Director, Standard Products from May 2000 to December 2001, and as its Central U.S. Sales Director from January 2000 to May 2000. From January 1998 to December 1999, he was Vice President and General Manager at Richardson Electronics, a distributor of electronics components. He was also the Wireless Business Unit Manager and Product Manager for Richardson Electronics from 1994 to January 1998. Mr. Hilgendorf received his B.S.E.E. from the University of Illinois and an M.B.A. from the University of Chicago.

Prior to this appointment, Gerald Quinnell, 50, served as Sirenza's Interim President, PDI Segment since December 2006. From November 2005 to December 2006, Mr. Quinnell served as Sirenza's Executive Vice President, Corporate Business Development. From October 2004 to November 2005, Mr. Quinnell served as Sirenza's Chief Strategy Officer. From February 2001 to October 2004, Mr. Quinnell served as its Executive Vice President, Business Development. From November 1998 to December 2001, Mr. Quinnell served as its Vice President, Sales and Marketing. From November 1998 to February 2001, Mr. Quinnell also served as Sirenza's Chief Operating Officer. Mr. Quinnell served as President and Chief Operating Officer of the RF and Microwave business unit of Avnet, Inc. from June 1997 to September 1998, and as Corporate Vice President of Avnet, Inc., during the same period. From 1988 to June 1997, Mr. Quinnell served as Chief Operating Officer of Penstock, Inc., an RF and microwave distribution company subsequently sold to Avnet, Inc. Mr. Quinnell holds a B.S. from the University of Phoenix.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By: /s/ Clay B. Simpson

Clay B. Simpson

Vice President, General Counsel and Secretary

  Date:  July 10, 2007